Commitments and Contingencies - Schedule of Supplemental Balance Sheet Information Related to Leases (Detail) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Assets:
Operating lease right-of-use assets	$ 24	$ 92	$ 500
Total right-of-use assets	24	92	500
Liabilities
Operating lease liabilities, current	28	108	514
Operating lease liabilities, non-current	0	0	0
Total operating lease liabilities	$ 28	$ 108	$ 514